SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



     Date of Report (Date of earliest event reported) November 7, 2000
                           BICO, INC.
       (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                     25-1229323
(State of other jurisdiction    Commission File Number)        (IRS Employer
of incorporation)                                          dentification No.)


       2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
        (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (412) 429-0673




        _________________________________________________________
                 (Former name or former address,
                  if changes since last report.)












Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. subsidiary, ViaCirQ, Inc. a leading developer and marketer of extracorporeal hyperthermia medical devices, announced today that it has entered into a contract to provide Zale Lipshy University Hospital at Southwestern Medical Center with the ThermoChem-HT System and disposables for all intraperitoneal hyperthermia procedures. Terms of the contract are not disclosed at this time.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  November 7, 2000




BICO SUBSIDIARY, VIACIRQ, RECEIVES CONTRACT FROM ZALE LIPSHY
     UNIVERSITY HOSPITAL AT SOUTHWESTERN MEDICAL CENTER

     Pittsburgh,  PA  -  November  7,  2000  -  BICO,   Inc.
(OTCBB:BIKO) subsidiary, ViaCirQ, Inc., a leading developer and marketer of extracorporeal hyperthermia medical devices, announced today that it has entered into a contract to provide Zale Lipshy University Hospital at Southwestern Medical Center with the ThermoChem-HT System and disposables for all intraperitoneal hyperthermia procedures. Terms of the contract are not disclosed at this time.
      Zale Lipshy University Hospital serves as the private adult referral teaching hospital for the University of Texas Southwestern Medical Center at Dallas.
      Intraperitoneal hyperthermia is used as an adjunctive therapy with surgery and chemotherapy to treat patients with peritoneal carcinomatosis (advanced cancer of the abdomen). This treatment is available at Zale Lipshy for qualified patients with this advanced cancer.
       "We are pleased to be working with such a prestigious hospital as Zale Lipshy University Hospital as we continue to execute the first program of our platform to bring intraperitoneal hyperthermia utilizing the ThermoChem-HT System to all cancer centers in the United States," said Glenn Keeling, Chief Executive Officer of ViaCirQ.
     ViaCirQ received FDA clearance to market the ThermoChem-HT System to raise the core temperature of the abdominal cavity to the desired targeted temperature in the 41C (105.8F) to 42C (107.6F) range by continuously lavaging the
abdomen  with  circulating sterile solution.   Studies  have
shown that heating of the abdominal cavity can make the area more receptive to adjunctive therapies physicians might choose, such as chemotherapy.
     BICO, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of
biomedical  devices  and  environmental  solutions.   BICO's
subsidiary, ViaCirQ, Inc., also located in Pittsburgh, PA, holds exclusive worldwide marketing and manufacturing rights to the ThermoChem-HT System and related disposables for regional hyperthermia and the ThermoChem System and related disposables for whole body hyperthermia.
FOR FURTHER INFORMATION, CONTACT:
Investors                                  Media
Diane McQuaide                             Susan Taylor
1.412.429.0673 phone                       1.412.429.0673 phone
1.412.279.9690 fax                         1.412.279.5041 fax
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204
WEBSITE:  www.bico.com